UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2013

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culberth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 270-7749
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On April 22, 2013, the registrant executed a Securities Purchase Agreement (the “Agreement”) with Meier Frankel (the “Buyer”).

1.

Purchase and Sale of the Common Stock.

(a)

Common Stock.  Subject to the satisfaction (or waiver) of the conditions set forth in the Agreement, the registrant shall issue and sell to the Buyer, and the Buyer agrees to purchase from the registrant at the Closing (as defined below) an amount of the Common Stock so that following the purchase, the Buyer shall own 90 percent of the issued and outstanding shares of the Common Stock.

(b)

Closing.  The closing (the “Closing”) of the purchase of the Common Stock by the Buyer shall occur at the offices of Norman T. Reynolds Law Firm, 3262 Westheimer Road, Suite 234, Houston, Texas 77098.  The Closing shall be on May 15, 2013, at 2:00 p.m., Houston, Texas Time (the “Closing”) subject to the notification of satisfaction (or waiver) of the conditions to the Closing set forth in the Agreement (or such later date as is mutually agreed to by the registrant, the Buyer, and the Harlands).  As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City, New York are authorized or required by law to remain closed.

(c)

Purchase Price and Delivery of the Common Stock.  The aggregate purchase price for the Common Stock to be purchased by the Buyer (the “Purchase Price”) shall be $2,000,000 which shall be paid by the Buyer as follows:

(i)

Payment of the Purchase Price.  On the Closing, the Buyer shall pay the Purchase Price in the sum of $2,000,000 to the registrant.  The payment to be made by the Buyer on the Closing shall be made to Norman T. Reynolds Law Firm as Escrow Agent by wire transfer of immediately available funds in accordance with the Escrow Agent’s written wire instructions.  Upon receipt of the Purchase Price, the Escrow Agent shall deliver the sum of $1,000,000 to the Harlands and such funds owed by the registrant to the Escrow Agent and other vendors of the registrant before the Closing.  The Escrow Agent shall deposit the remainder of the Purchase Price into a bank account of the registrant as designated by the Buyer for working capital and ongoing legal and audit fees following the Closing.

(ii)

Delivery of the Common Stock.  On the Closing and upon receipt of the Purchase Price, the registrant shall deliver to the Buyer at the Closing the shares of the Common Stock registered in the name of the Buyer, or its designee, by means of The Depository Trust registrant (“DTC”) Fast Automated Securities Transfer Program, with such shares of the Common Stock to be credited to the Buyer or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system.  It is understood and agreed that on the Closing, the registrant will not have sufficient authorized shares of its Common Stock to afford the Buyer with 90 percent of the issued and outstanding shares of the Common Stock following the Closing and the issuance of additional shares the Common Stock to the Harlands as described in Paragraph 1(c)(iii) below.  Therefore, the Harlands agree to vote their shares of the Common Stock and their shares of the Series B Preferred Stock defined below in order that the registrant may increase its authorized capital stock so that the Buyer, for no additional consideration, will be able to receive an additional number of shares of the Common Stock to bring its ownership of the Common Stock to 90 percent of the issued and outstanding Common Stock of the registrant.  In that regard, it is understood and agreed that following the Closing, the registrant shall prepare and file all documents required by the laws of the State of Nevada and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to increase the authorized capital stock of the registrant to 3,000,000,000 shares of the Common Stock.  In addition, until such time as the Buyer has received all of the Common Stock to which it is entitled hereunder, the Harlands shall vote their shares of the Common Stock and the Series B Preferred Stock described in Paragraph 1(c)(iii) below as instructed by the Buyer.

(iii)

Termination of Super Voting Rights.  The Harlands currently own 3,000,000 shares of the registrant’s Series B Preferred Stock, $0.001 per share (the “Series B Preferred Stock”).  Pursuant to the registrant’s Certificate of Designation establishing the Series B Preferred Stock, a holder of shares of the Series B Preferred Stock is entitled to the number of votes equal to the number of shares of the Series B Preferred Stock held by such holder multiplied by 500 on all matters submitted to a vote of our stockholders.  Following the payment of the Purchase Price, the Harlands, the registrant, and the Buyer agree that the 3,000,000 shares of the Series B Preferred Stock owned by the Harlands shall be cancelled in exchange for 300,000,000 shares of the Common Stock.

(iv)

Prohibition on Subdivision or Combination of the Common Stock.  After the Closing, the registrant shall not, without the approval of a majority of the then current stockholders of the registrant who were stockholders of the registrant immediately before the Closing (A) subdivide the issued and outstanding shares of the Common Stock (by any stock split, stock dividend, recapitalization or otherwise) into a greater number of shares of the Common Stock, or (B) combine the issued and outstanding shares of the Common Stock (by combination, reverse stock split or otherwise) into a smaller number of shares of the Common Stock.

2.

Other Terms.  As additional consideration for the sale and purchase of the Common Stock, the registrant, the Buyer, and the Harlands agree as follows:

(a)

Spin-Off of the Subsidiary.  Following the Closing, at the request of the Harlands, the Buyer shall permit the spin-off Knightsbridge Corporation, the Subsidiary of the registrant (the “Spin-Off”), to the then current stockholders of the registrant who were stockholders of the registrant immediately before the Closing.  All expenses of the Spin-Off shall be paid by the Harlands, with no expenses to be paid by the registrant.

(b)

Officers and Directors.  Upon the execution of the Agreement, Meier Frankel shall be elected to the board of directors of the registrant.  At the Closing, all of the directors of the registrant, with the exception of Sydney A. Harland and Meier Frankel, and all of the officers of the registrant, shall resign.  Immediately, thereafter, Messrs. Harland and Frankel, as the registrant’s remaining directors, shall elect Meier Frankel as Chairman of the Board, Lee Frankel, Norman L. Horowitz, Virginia Norfleet, Alexandra Federov, and Eric N. Marton to serve as directors of the registrant until such time as their successors have been elected and qualified.  Sydney A. Harland shall continue to serve as a director of the registrant, until his successor is elected and qualified.  At the same time, Messrs. Harland and Frankel shall elect Meier Frankel, Chairman of the Board, Lee Frankel, President and Chief Executive Officer, Robert N. Weingarten, Chief Financial Officer and Principal Accounting Officer, and Schidly Jean-Baptiste, Secretary, to serve as officers of the registrant until such time as their successors have been elected and qualified.

A copy of the Securities Purchase Agreement is attached to this current report as an exhibit.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 1.01, above.  On April 22, 2013, Meier Frankel was elected to server as a director of the registrant.

On March 12, 2013, Robert Glassen resigned as a director of the registrant.  A copy of Mr. Glassen’s letter of resignation is attached as an exhibit to this report.

Mr. Glassen found that he is not in a position anymore to combine the workload that is involved of running his own businesses and the registrant.

We have provided Mr. Glassen with a copy of this report on the same date of its filing with the Commission.  We have also provided Mr. Glassen with the opportunity to furnish the registrant as promptly as possible with a letter addressed to the registrant stating whether he agrees with the statements made by the registrant in response to this Item 5.02 and, if not, stating the respects in which he does not agree.  We will file any letter received by the registrant from Mr. Glassen with the Commission as an exhibit by an amendment to the previously filed Form 8-K within two business days after receipt by the registrant.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibits
10.1*	Securities Purchase Agreement dated as of April 22, 2013, by and among Global Earth Energy, Inc. and Meier Frankel.
99.1*	Resignation of Robert Glassen as a director of the registrant, dated March 12, 2013.

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*

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2013.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer

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